UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 10, 2015 (December 8, 2015)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Counsel (incorporated by reference as Exhibit 5.1(a) to the Registrant’s Registration Statement on Form S-3 filed on April 10, 2014 (SEC File No. 333-203359).

23.1	Consent of Counsel (included in Exhibit 5.1 hereto and incorporated by reference as Exhibit 23.3 to the Registrant’s Registration Statement on Form S-3 filed on April 10, 2014 (SEC File No. 333-203359).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

December 10, 2015	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
President, Chief Operating Officer and Acting Chief Financial Officer